                           FORM OF MONTHLY STATEMENT
                 Green Tree Floorplan Receivables Master Trust
                                 Series 1996-1


Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of January 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

   (1) The total amount of the distribution in
   respect of Class A Certificates, per $1,000
   original certificate principal amount                     4.59

   (2) The amount of the distribution set forth
   in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000
   original certificate principal amount                     4.59

   (3) The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class A Certificates,per $1,000 original certificate
   principal amount                                          0.00

B) Class A Investor Charge Offs and Reimbursement of
   Charge Offs

   (1)  The amount of Class A Investor Charge Offs           0.00

   (2) The amount of Class A Investor Charge Offs
   set forth in paragraph 1 above, per $1,000 original
   certificate principal amount                              0.00

   (3) The total amount reimbursed in respect of
   Class A Investor Charge Offs                              0.00

   (4) The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount              0.00

   (5) The amount, if any, by which the outstanding
   principal balance of the Class A Certificates exceeds
   the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                    0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

   (1) The total amount of the distribution in respect of
   Class B Certificates, per $1,000 original certificate
   principal amount                                          4.69

   (2) The amount of the distribution set forth in
   paragraph 1 above in respect of interest on the
   Class B Certificates, per $1,000 original certificate
   principal amount                                          4.69

   (3) The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class B Certificates, per $1,000 original certificate
   principal amount                                          0.00


D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

   (1) The amount of reductions in Class B Invested Amount
   pursuant to clauses (c), (d), and (e) of the
   definition of Class B Invested Amount                     0.00

   (2) The amount of reductions in the Class B Invested
   Amount set forth in paragraph 1 above, per $1,000
   original certificate principal amount                     0.00

   (3) The total amount reimbursed in respect of such
   reductions in the Class B Invested Amount                 0.00

   (4) The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount              0.00

   (5) The amount, if any, by which the outstanding
   principal balance of the Class B Certificates exceeds
   the Class B Invested Amount after giving effect to
   all transactions on such Distribution Date                0.00



GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY: /S/ PHYLLIS A KNIGHT
   -------------------------------
Name: Phyllis A Knight
TITLE:  SENIOR VICE PRESIDENT AND TREASURER

RECEIVABLES--

Beginning of the Month Principal Receivables:                   1,260,766,546.57
Removed Principal Receivables:                                              0.00
Additional Principal Receivables:                                 118,313,709.09
End of the Month Principal Receivables:                         1,258,558,247.49
End of the Month Total Receivables:                             1,376,871,956.58


Excess Funding Account Balance                                               .00
Aggregate Invested Amount (all Master Trust Series)             1,196,000,000.00

End of the Month Transferor Amount                                 24,495,043.67

DELINQUENCIES AND LOSSES--

                                                          RECEIVABLES

End of the Month Delinquencies:

 30-60 Days Delinquent                                              1,162,283.41
 61-90 Days Delinquent                                                243,427.68
 90+ Days Delinquent                                                  461,056.67

 Total 30+ Days Delinquent                                          1,866,767.76


Defaulted Accounts During the Month                                          .00

INVESTED AMOUNTS--

Class A Initial Invested Amount             176,220,000.00
Class B Initial Invested Amount               7,920,000.00
Class C Initial Invested Amount               2,970,000.00
Class D Initial Invested Amount              10,890,000.00
INITIAL INVESTED AMOUNT                                           198,000,000.00

Class A Invested Amount                     176,220,000.00
Class B Invested Amount                       7,920,000.00
Class C Invested Amount                       2,970,000.00
Class D Invested Amount                      10,890,000.00
INVESTED AMOUNT                                                   198,000,000.00

Class A Adjusted Invested Amount            176,220,000.00
Class B Adjusted Invested Amount              7,920,000.00
Class C Invested Amount                       2,970,000.00
Class D Invested Amount                      14,747,474.08
ADJUSTED INVESTED AMOUNT                                          201,857,474.08

MONTHLY SERVICING FEE                                                 300,497.90

INVESTOR DEFAULT AMOUNT                                                      .00

SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                       16.44%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                              1,750,453.99
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                      0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                     .00
SERIES 1996-1 MONTHLY FEES                                                   .00

SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                      36,147,904.97
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                            8,074,298.96
FLOATING ALLOCATION PERCENTAGE                                            16.01%

INVESTOR FINANCE CHARGE COLLECTIONS                                   812,522.45
INVESTOR DEFAULT AMOUNT                                                      .00
PRINCIPAL ALLOCATION PERCENTAGE                                           16.01%
AVAILABLE PRINCIPAL COLLECTIONS                                    17,714,345.06

CLASS A FLOATING ALLOCATION                                               13.98%
CLASS A REQUIRED AMOUNT                                                 1,087.28

CLASS B FLOATING ALLOCATION                                                 .63%
CLASS B REQUIRED AMOUNT                                                37,108.45

CLASS C FLOATING ALLOCATION                                                 .24%
CLASS D FLOATING ALLOCATION                                                1.17%

TOTAL EXCESS SPREAD                                                          .00

YIELD AND BASE RATE--

Base Rate (Current Month)                         7.39%
Base Rate (Prior Month)                           7.75%
Base Rate (Two Months Ago)                        7.46%
THREE MONTH AVERAGE BASE RATE                                              7.57%

Series Adjusted Portfolio Yield (Current Month)  10.01%
Series Adjusted Portfolio Yield (Prior Month)     9.58%
Series Adjusted Portfolio Yield (Two Months ago)  9.96%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
YIELD                                                                      9.85%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                              13.98%
  Class A Principal Collections          15,166,232.72

CLASS B PRINCIPAL PERCENTAGE                                                .63%
  Class B Principal Collections             681,628.44

CLASS C PRINCIPAL PERCENTAGE                                                .24%
  Class C Principal Collections             255,610.66

CLASS D PRINCIPAL PERCENTAGE                                               1.17%
  Class D Principal Collections           1,610,873.24

AVAILABLE PRINCIPAL COLLECTIONS          17,714,345.06

REALLOCATED PRINCIPAL COLLECTIONS                                      38,195.72

SERIES 1995-1 PRINCIPAL SHORTFALL                                           0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                         0.00

ACCUMULATION--

Controlled Accumulation Amount            0.00
Deficit Controlled Accumulation Amount    0.00

CONTROLLED DEPOSIT AMOUNT                                                   0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                           0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES                                     17,714,345.06

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                               0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                               0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                          38,195.72

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                     0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                                0.00

GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY: /S/ PHYLLIS A KNIGHT
   -------------------------------
Name:  Phyllis A Knight
TITLE:  SENIOR VICE PRESIDENT AND TREASURER